SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                   FORM 8-K/A




                       AMENDMENT TO APPLICATION OR REPORT
                Filed pursuant to Section 12, 13 or 15(d) of the
                         Securities Exchange Act of 1934






                             THE QUAKER OATS COMPANY
             (Exact name of Registrant as specified in its charter)





                                 AMENDMENT NO. 1




The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed December 19, 1994, as set forth in the pages attached hereto:




                                Item 7 (a) & (b)




         Amendment to Current Report on Form 8-K Filed December 19, 1994


Item 7 on page 3 of the Current Report on Form 8-K filed December 19, 1994 is hereby amended so as to read in its entirety:

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: Consolidated financial statements of Snapple Beverage Corp. as of December 31, 1993 and 1992 and for the year and nine months then ended, respectively; and financial statements of Unadulterated Food Products, Inc. (D/B/A Snapple Natural Beverage Company) as of March 31, 1992 and for the three months then ended and as of December 31, 1991 and 1990 and for the three years in the period ended December 31, 1991, are hereby incorporated by reference to the Annual Report on Form 10-K; and consolidated financial statements of Snapple Beverage Corp. as of September 30, 1994 and for the three and nine months then ended, are hereby incorporated by reference to the Quarterly Report on Form 10-Q; commission file number 0-20874.

(b) Unaudited pro forma combined financial information of The Quaker Oats Company and Snapple Beverage Corp. is attached as an exhibit to this amendment.

(c) Exhibits (listed by numbers corresponding to the provisions of Item 601 of Regulation S-K)

(2)(a) Agreement and Plan of Merger dated November 1, 1994, among the Company, LOOP and Snapple (incorporated herein by reference to Exhibit 11(c)(1) to the Company's Tender Offer Statement on Schedule 14D-1/Schedule 13D filed with the Commission on November 4, 1994).

(2)(b) Definitive Stockholders Agreement dated November 1, 1994, among the Company, LOOP and certain shareholders of Snapple party thereto (incorporated herein by reference to Exhibit 11(c)(2) to Amendment No. 3 to the Company's Tender Offer Statement on Schedule 14D-1/Schedule 13D filed with the Commission on November 28, 1994).

(23) Consent of Coopers & Lybrand LLP to incorporation by reference of their reports on Snapple Beverage Corp. consolidated financial statements as of December 31, 1993 and 1992 and for the year and nine months then ended, respectively; and on Unadulterated Food Products, Inc. (D/B/A Snapple Natural Beverage Company) financial statements as of March 31, 1992 and for the three months then ended and as of December 31, 1991 and 1990 and for the three years in the period ended December 31, 1991.


(99)(a) Tender Offer Statement on Schedule 14D-1/Schedule 13D and all exhibits thereto filed with the Commission on November 4, 1994, as amended.


Item 7(c) (continued)

(99)(b) Consolidated financial statements of Snapple Beverage Corp. as of December 31, 1993 and 1992 and for the year and nine months then ended, respectively; and financial statements of Unadulterated Food Products, Inc. (D/B/A Snapple Natural Beverage Company) as of March 31, 1992 and for the three months then ended and as of December 31, 1991 and 1990 and for the three years in the period ended December 31, 1991, all included in the Annual Report on Form 10-K; and consolidated financial statements of Snapple Beverage Corp. as of September 30, 1994 for the three and nine months then ended included in the Quarterly Report on Form 10-Q; commission file number 0-20874.

(99)(c) Unaudited pro forma combined financial information of The Quaker Oats Company and Snapple Beverage Corp.




                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



THE QUAKER OATS COMPANY



By:  Thomas L. Gettings
     Thomas L. Gettings
     Vice President and
     Corporate Controller



Date:     February 17, 1995





The exhibit index on page 5 of the Current Report on Form 8-K filed December 19, 1994 is hereby amended so as to read in its entirety:


                                  EXHIBIT INDEX

                                                          Electronic (E) or
       Exhibit                Exhibit                     Incorporated by
       Number                 Description                 Reference (IBRF)

        (2)(a)      Agreement and Plan of Merger dated               IBRF
                    November 1, 1994, among The
                    Quaker Oats Company, LOOP
                    Acquisition Corp. and Snapple Beverage
                    Corp. (attached as Exhibit 11(c)(1)
                    to the Company's Tender Offer Statement
                    on Schedule 14D-1/Schedule 13D filed
                    with the Commission on November 4, 1994).

        (2)(b)      Definitive Stockholders Agreement dated          IBRF
                    November 1, 1994, among The Quaker
                    Oats Company, LOOP Acquisition Corp. and certain shareholders of Snapple Beverage
                    Corp. (attached as Exhibit 11(c)(2) to Amendment
                    No. 3 to the Company's Tender Offer Statement on Schedule14D-1/Schedule 13D filed with the Commission on November 28, 1994).

        (23)        Consent of Coopers & Lybrand LLP to incorporation      E
                    by reference of their reports on Snapple Beverage Corp. consolidated financial statements as of December 31, 1993 and 1992 and for the year and nine months then ended, respectively; and on Unadulterated Food
                    Products, Inc. (D/B/A Snapple Natural Beverage
                    Company) financial statements as of March 31, 1992 and for the three months then ended and as of December 31, 1991 and 1990 and for the three years in the period ended December 31, 1991.

        (99)(a)     Tender Offer Statement on Schedule 14D-1/          IBRF
                    Schedule 13D and all exhibits thereto
                    filed with the Commission on November 4, 1994, as amended.





                                  EXHIBIT INDEX
                                   (continued)
                                                         Electronic (E) or
       Exhibit                Exhibit                    Incorporated by
       Number                 Description                Reference (IBRF)


        (99)(b)     Snapple Beverage Corp. Annual Report on Form      IBRF
                    10-K including consolidated financial statements of Snapple Beverage Corp. as of December 31, 1993 and 1992 and for the year and nine months then ended, respectively; and including financial statements of Unadulterated Food Products, Inc. (D/B/A Snapple Natural Beverage Company) as of March 31, 1992 and for the three months then ended and as of December 31, 1991 and 1990 and for the three years in the period ended December 31, 1991;
                    and Snapple Beverage Corp. Quarterly Report on Form 10-Q including consolidated financial statements of Snapple Beverage Corp. as of September 30, 1994 and for the three and nine months then ended; commission file number 0-20874.

        (99)(c)     Unaudited pro forma combined financial information     E
                    of The Quaker Oats Company and Snapple
                    Beverage Corp.